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                                  EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers, Mark Landy, as Chief Executive Officer, and Patrick McGowan, as Chief Financial Officer, of MIV Therapeutics, Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended August 31, 2008 as filed with the Securities and Exchange Commission (the "Form 10-Q") that, to the best of their knowledge:

          (1) the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: October 20, 2008                     /s/ Mark Landy
                                            ----------------------
                                            Mark Landy
                                            Chief Executive Officer


Dated: October 20, 2008                     /s/ Patrick McGowan
                                            ----------------------
                                            Patrick McGowan
                                            Chief Financial Officer